SOUND SHORE FUND INC.
(the “Fund”)

Supplement dated August 3, 2020 to the Statement of Additional Information (“SAI”)
dated May 1, 2020

The section entitled “E. Portfolio Holdings” on page 18 of the SAI is hereby deleted in its entirety and replaced with the following:

E. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Specifically, the Fund’s portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). You may request a copy of the Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI or by accessing the EDGAR database on the SEC’s web site at http://www.sec.gov.

Monthly portfolio disclosures are filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items).

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by sector. This information is made available through marketing communications (including advertisements and sales literature), the Transfer Agent telephone customer service center, and the Fund’s web site at http://www.soundshorefund.com. This information is released within 15 days after the month end.

The Board has also authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, Custodian, and Fund Accountant may have access to the Fund’s nonpublic portfolio holdings information on a daily basis. The Distributor and its affiliates may have access to the Fund’s non-public portfolio holdings information on a monthly basis. Mailing services and financial printers may have access to the Fund’s non-public portfolio holdings information prior to distribution to the public. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Directors, officers and legal counsel to the Fund may receive information on an as needed basis. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Fund’s, Adviser’s, and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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For more information, please contact a Fund customer service representative toll free at
1-800-551-1980.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE